UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

SYLVAMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40718	86-2596371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6077 Primacy Parkway, Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	SLVM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Succession

On April 15, 2025, Jean-Michel Ribiéras notified the Board of Directors (“Board”) of Sylvamo Corporation (“Sylvamo”) of his decision to retire as Chief Executive Officer, effective December 31, 2025 (“Effective Date”). Mr. Ribiéras’ decision to retire is not due to any disagreement with Sylvamo, management or the Board or any committee thereof on any matter related to Sylvamo’s operations, policies or practices. Mr. Ribieras will be entitled to such payments, benefits and vesting of outstanding equity awards upon retirement as are provided for the Chief Executive Officer under Sylvamo’s compensation and benefit plans and the respective terms and conditions applicable to his outstanding equity awards, as previously disclosed in Sylvamo’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 4, 2025 (“Proxy Statement”).

Also as previously disclosed in the Proxy Statement, Mr. Ribiéras is standing for re-election at Sylvamo’s 2025 Annual Meeting of Shareowners (“Annual Meeting”) to be held on May 15, 2025. Mr. Ribiéras will remain a nominee for election as director at the Annual Meeting, and, if re-elected by shareowners at the Annual Meeting, Mr. Ribiéras will continue to serve as Chairman of the Board until the Effective Date.

In addition, on April 15, 2025, the Board elected John V. Sims as Senior Vice President and Chief Operating Officer, effective May 1, 2025 and for a transition period ending on the Effective Date, and as Chief Executive Officer, to succeed Mr. Ribiéras, effective January 1, 2026.

For his service as Senior Vice President and Chief Operating Officer, Mr. Sims’s compensation will remain materially the same as the compensation that he currently receives as Senior Vice President and Chief Financial Officer. The terms of his compensation as Chief Executive Officer are expected to be determined and approved by the independent directors of the Board at a later date, and in any event prior to December 31, 2025, and will be disclosed in an amendment to this Current Report on Form 8-K.

Mr. Sims, age 62, has served as Senior Vice President and Chief Financial Officer of Sylvamo since its spin-off from International Paper Company (“International Paper”) in October 2021, and, prior to the spin-off, he served in various leadership positions at International Paper, including most recently as Senior Vice President, Corporate Development.

There are no related party transactions between Sylvamo and Mr. Sims that require disclosure under Item 404(a) of Regulation S-K, nor does Mr. Sims have any family relationship with any director, executive officer or person nominated or chosen by Sylvamo to become a director or executive officer that requires disclosure under Item 401(d) of Regulation S-K.

Appointment of Senior Vice President and Chief Financial Officer

On April 15, 2025, the Board elected Don Devlin as Senior Vice President and Chief Financial Officer of Sylvamo, effective May 1, 2025. Mr. Devlin, 60, joins Sylvamo from International Paper, where he gained over 25 years of business experience and held numerous leadership and finance positions, most recently as Vice President – Transformation and Strategy Deployment (since 2024) and Vice President – Finance and Strategy (2020-2024). He also served from 2021 through 2023 on the board of directors of a former affiliate of International Paper, Ilim Group, a pulp, paper and corrugated box manufacturer based in Russia.

As Sylvamo’s Senior Vice President and Chief Financial Officer, Mr. Devlin will be employed on an at-will basis with no specified term. The material terms of his compensation and benefits for such service are outlined below.

Base Salary.

Mr. Devlin will receive an annual base salary of $540,000.

Sign-On RSUs.

Mr. Devlin will receive a one-time award of time-based restricted stock units (“RSUs”) under Sylvamo’s 2021 Incentive Compensation Plan, with a value of $510,000 and grant date of June 1, 2025.

2025 Annual Incentive Plan Award.

Mr. Devlin will participate in Sylvamo’s 2025 Annual Incentive Plan (“2025 AIP”), with a target award amount of 75% of base salary, prorated to 50% of base salary to reflect his eight months of employment at Sylvamo in 2025. The amount of the award paid, if any, to Mr. Devlin under the 2025 AIP will be based upon the level of achievement of the 2025 AIP performance metrics, as approved by the Management Development and Compensation Committee, and subject to such other terms and conditions as set forth in the 2025 AIP, a copy of which is filed as Exhibit 10.21 to Sylvamo’s Annual Report on Form 10-K filed with the SEC on February 20, 2025 (“2024 Form 10-K”).

2025 Long-Term Incentive Plan Award.

Mr. Devlin will receive an award under Sylvamo’s 2025 Long-Term Incentive Plan (“2025 LTIP”), consisting of time-based and performance-based RSUs with an aggregate target value of $1,239,000 and grant date of June 1, 2025. The RSUs will be granted pursuant to Sylvamo’s 2021 Incentive Compensation Plan.

Both the initial and annual RSU awards will be subject to such terms and conditions as will be set forth in their respective award agreements, the form of which is filed as Exhibit 10.19 to Sylvamo’s 2024 Form 10-K.

Participation in Other Company Plans.

Mr. Devlin will be entitled to participate in the same health, welfare and retirement programs available to eligible salaried U.S. employees. He also will be entitled to participate in Sylvamo’s 2021 Executive Severance Plan, which provides severance payments and benefits to all U.S.-based executive officers in the event of a termination of employment under certain scenarios. A copy of the 2021 Executive Severance Plan is filed as Exhibit 10.22 to Sylvamo’s 2024 Form 10-K.

Other Information.

There are no related party transactions between Sylvamo and Mr. Devlin that require disclosure under Item 404(a) of Regulation S-K, nor does Mr. Devlin have any family relationship with any director, executive officer or person nominated or chosen by Sylvamo to become a director or executive officer that requires disclosure under Item 401(d) of Regulation S-K.

Item 7.01	Regulation FD.

On April 16, 2025, Sylvamo issued a press release announcing the Chief Executive Officer succession plan and the appointments disclosed in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 16, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2025	Sylvamo Corporation

	By:	/s/ Matthew Barron
	Name:	Matthew Barron
	Title:	Senior Vice President and Chief Administrative and Legal Officer